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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



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       Date of Report (Date of earliest event reported): February 5, 2004
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)


      New York                       No. 1-10299                 13-3513936
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)



112 West 34th Street, New York, New York                            10120
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700




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Item 7.    Financial Statements and Exhibits.

           (c)   Exhibits

           99.1 Press Release of Foot Locker, Inc. dated February 5, 2004 reporting sales results for the fourth quarter and full year 2003.


Item 12.   Results of Operations and Financial Condition

           On February 5, 2004, Foot Locker, Inc. issued a press release announcing its sales results for the fourth quarter and full year 2003. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.


                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                              FOOT LOCKER, INC.
                                              (Registrant)

Date:  February 5, 2004                       By:/s/ Bruce L. Hartman
                                              --------------------------------
                                              Bruce L. Hartman
                                              Executive Vice President and
                                              Chief Financial Officer


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